PURCHASE AND SALE AGREEMENT

                                     Between

                             WELLSFORD SONTERRA LLC,
                      an Arizona limited liability company
                                    (Seller)


                                       and

                            THAYER RESIDENTIAL, INC.
                            a Washington Corporation
                                     (Buyer)


                             Dated as of May 31, 2000
                                     -------



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.       PURCHASE AND SALE....................................................1

2.       PURCHASE PRICE.......................................................2

3.       EARNEST MONEY........................................................2
         (a)      Deposit.....................................................2
         (b)      Treatment of the Deposit....................................2
         (c)      Disposition of Earnest Money................................2

4.       PAYMENT OF PURCHASE PRICE............................................2
         (a)      Delivery of Earnest Money...................................2
         (b)      Payment of Balance..........................................2

5.       TITLE MATTERS........................................................2
         (a)      Title Commitment............................................2
         (b)      Surveys.....................................................3

6.       INSPECTION PERIOD, DELIVERIES AND PROCEDURES.........................3
         (a)      Definition of Inspection Period.............................3
         (b)      Seller's Deliveries.........................................3
         (c)      Inspection of Property Files................................4
         (d)      Completeness of Seller's Deliveries and the Property Files..4
         (e)      Inspection Rights of Buyer..................................4
         (f)      Termination Right of Buyer..................................5
         (g)      Continuation Notice.........................................5
         (h)      Assigned Contracts..........................................5
         (i)      Indemnification.............................................5

7.       LOAN ASSUMPTION CONTINGENCY..........................................5

8.       CLOSING..............................................................6

9.       TRANSACTIONS AT CLOSING..............................................6
         (a)      Deliveries by Seller........................................6
         (b)      Deliveries by Buyer.........................................6
         (c)      Notice to Tenants...........................................7

10.      PRORATIONS; CLOSING ITEMS............................................7
         (a)      Rents.......................................................7
         (b)      Security Deposits...........................................7

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         (c)      Assigned Contracts..........................................7
         (d)      Real and Personal Property Taxes and Assessments............7
         (e)      Utility Expenses............................................8
         (f)      Recording Fees..............................................8
         (g)      Escrow and Title Fees.......................................8
         (h)      Attorney's Fees.............................................8
         (i)      Inspection Fees.............................................8
         (j)      Operating Expenses..........................................8
         (k)      Other Fees and Costs........................................8
         (l)      Expenses after Closing......................................8
         (m)      Re-proration................................................8

11.      REPRESENTATIONS AND WARRANTIES.......................................9
         (a)      Representations and Warranties by Seller....................9
         (b)      Buyer's Representations and Warranties.....................10

12.      "AS IS."............................................................10
         (a)      Buyer's Acknowledgment.....................................10
         (b)      "Hazardous Materials" Defined..............................11
         (c)      Hazardous Materials........................................11

13.      SELLER'S COVENANTS..................................................12
         (a)      Operations Prior to Closing................................12
         (b)      Contracts..................................................12
         (c)      Further Liens..............................................12
         (d)      Termite Certificates.......................................12
         (e)      Insurance..................................................12

14.      CONDITIONS TO CLOSING...............................................12
         (a)      Seller's Conditions........................................12
         (b)      Buyer's Conditions.........................................13

15.      DAMAGE OR DESTRUCTION OF THE PROPERTY; CONDEMNATION.................13
         (a)      Damage or Destruction of the Property......................13
         (b)      Condemnation...............................................14
         (c)      Repairs....................................................14

16.      COMMISSIONS, EXPENSES AND CREDITS...................................14

17.      REMEDIES............................................................15
         (a)      Seller's Remedies..........................................15
         (b)      Buyer's Remedies...........................................15
         (c)      Provisions Applicable to Buyer and Seller..................16

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18.      NOTICES.............................................................16

19.      MISCELLANEOUS.......................................................17
         (a)      No Waiver..................................................17
         (b)      Entire Agreement...........................................17
         (c)      Survival...................................................18
         (d)      Successors.................................................18
         (e)      Binding Effect; Assignment.................................18
         (f)      Relationship of the Parties................................18
         (g)      Governing Law..............................................18
         (h)      Severability...............................................18
         (i)      Possession; Risk of Loss...................................18
         (j)      Review by Counsel..........................................18
         (k)      Return of Documents........................................18
         (l)      Exhibits...................................................19
         (m)      No Recording...............................................19
         (n)      Counterparts...............................................19
         (o)      Time of Essence............................................19
         (p)      Confidentiality............................................19


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                              SCHEDULE OF EXHIBITS

Exhibit A - Legal Description
Exhibit B - Personal Property
Exhibit C - Rent Roll Certification
Exhibit D - Assigned Contracts
Exhibit E - Special Warranty Deed Form
Exhibit F - Special Warranty Bill of Sale Form
Exhibit G - Assignment and Assumption Agreement Form
Exhibit H - Tenant Notification Letter
Exhibit I - Buyer's Certificate

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                           PURCHASE AND SALE AGREEMENT
                           ---------------------------

     THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made as of the day of May, 2000 (the "Effective Date"), by and between WELLSFORD SONTERRA LLC, an Arizona limited liability company ("Seller"), and THAYER RESIDENTIAL INC., a Washington corporation ("Buyer").

                                    RECITALS

     A. Seller is the owner of the land more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Land") and the buildings, parking areas, and other real property improvements (the "Improvements") located thereon (the Land and the Improvements are hereinafter referred to as the "Real Property"), comprising an apartment complex located in Tucson, Arizona, containing 344 units commonly known as Sonterra at Williams Centre Apartments.

     B. Subject to the terms and conditions contained herein, Seller desires to sell and Buyer desires to purchase the Real Property and the other Property (as defined herein).

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, Seller and Buyer agree as follows:

     1. PURCHASE AND SALE. Subject to the terms and conditions hereof, Seller hereby agrees to sell, convey and assign to Buyer, and Buyer hereby agrees to purchase and accept from Seller on the Closing Date (as defined in Paragraph 8 hereof) the following (the "Property"):

          (a) The Real Property, including any and all rights, privileges and easements appurtenant thereto which are owned by Seller.

          (b) All right, title and interest of Seller in the following property (excluding without limitation any personal property owned by the tenants of the Property and the property manager of the Property) (the "Personal Property"): (i) all fixtures, equipment, appliances, and other items of personal property owned by Seller and attached to or located on the Real Property (except for any computer hardware and software); and (ii) all assignable or transferable intangible property used in connection with the Real Property, including (A) any guaranties and warranties pertaining to the Real Property, (B) all rights to obtain utility service in connection with the Real Property, (C) assignable licenses and other governmental permits and permissions relating to the Real Property, and (D) any assignable interest in the trade name "Sonterra at Williams Centre."
     Attached hereto as Exhibit B is a list of the tangible personal property for Sonterra at Williams Centre Apartments.

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          (c) All of  Seller's  right,  title and  interest  in all  leases  and occupancy agreements covering space in the Improvements (the "Leases").

          (d) All of Seller's right, title and interest in the "Assigned Contracts" (as defined in Paragraph 6(h) hereof).

     2. PURCHASE PRICE. Buyer shall pay as the total purchase price for the Property (the "Purchase Price") the sum of Twenty-Two Million Five Hundred Fifty Thousand and No/100 Dollars ($22,550,000.00). The Purchase Price shall be paid as follows: (i) Buyer shall assume the existing loan from NationsBank, N.A., its successors and assigns, to Seller in the original principal amount of $16,400,000.00 (the "Existing Loan"), the balance of which shall not exceed Sixteen Million One Hundred Thousand and No/100 Dollars ($16,100,000.00) at the time of Closing plus (ii) Buyer shall pay to Seller, in good funds at Closing, an amount equal to the Purchase Price minus the outstanding balance of the Existing Loan as of the Closing Date.

     3. EARNEST MONEY.

          (a) Deposit. Concurrently with the execution of this Agreement, Buyer has caused Three Hundred Fifty Thousand and No/100 U.S. Dollars ($350,000.00) (the "Deposit") to be delivered to Chicago Title of Arizona (Tucson Office), Inc. (the "Title Company"). The Deposit, along with any interest earnings thereon are referred to herein collectively as the "Earnest Money."

          (b) Treatment of the Deposit. Upon the expiration of the Inspection Period (as defined below) and subject to the loan assumption contingency set forth in Paragraph 7 below, the Deposit shall become non-refundable to Buyer in all events except for Seller's default hereunder or as otherwise expressly set forth herein.

          (c) Disposition of Earnest Money. The Title Company shall hold, invest and disburse the Earnest Money strictly in accordance with the terms of this Agreement and in accordance with any escrow instructions in connection herewith executed by all of Buyer, Seller and the Title Company. Buyer will provide the Title Company with its taxpayer identification number and such additional information and documents as may be required by the Title Company.

     4. PAYMENT OF PURCHASE PRICE. The Purchase Price shall be due and payable on the Closing Date as follows:

          (a) Delivery of Earnest Money. At Closing, the Title Company shall deliver the Earnest Money to Seller by wire transfer of immediately available funds through the U.S. Federal Reserve System to Seller in partial payment of the Purchase Price; and

          (b) Payment of Balance. Buyer shall pay the balance of the Purchase Price, as adjusted in accordance with the terms of this Agreement, by wire transfer of immediately available funds through the U.S. Federal Reserve System to Seller, on or before the Closing Date.

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     5. TITLE MATTERS.

          (a) Title Commitment. Seller shall cause the Title Company to deliver to Buyer within five (5) business days after the Effective Date a current title insurance commitment issued by the Title Company covering the Real Property in the amount of the Purchase Price (the "Preliminary Title Commitment") accompanied by copies of the exceptions to title set forth in the Preliminary Title Commitment. Buyer shall be solely responsible for negotiating with the Title Company to obtain the deletion of or to obtain affirmative coverage over any such exceptions, and for obtaining such endorsements as Buyer may desire. Buyer shall have until fifteen (15) business days after delivery of the Preliminary Title Commitment and the existing survey described in Section 5(b) below (the "Title and Survey Review Period") to review title and survey and to obtain the agreement of the Title Company with respect to the exceptions to title and endorsements to be issued to Buyer by the Title Company. If Buyer has reached such an agreement with the Title Company upon expiration of the Title and Survey Review Period, the Preliminary Title Commitment in the form agreed to between Buyer and the Title Company shall be the "Approved Title Commitment." If Buyer has not reached such an agreement with the Title Company at the end of the Title Survey Review Period or otherwise approved the condition of title, Buyer may (i) terminate this Agreement and the Earnest Money shall be promptly returned to Buyer or (ii) proceed with the purchase of the Property as set forth in Paragraph 6(g) below (subject to any other applicable contingencies), in which case the Preliminary Title Commitment as it exists at the expiration of the Title and Survey Review Period shall be the "Approved Title Commitment." "Permitted Exceptions" shall mean the following: (x) the title exceptions listed on the Approved Title Commitment, and (y) the standard printed exceptions, except that the exception for taxes shall be modified to read "real property taxes and assessments for 2000 and subsequent years." At the Closing, Seller shall pay that portion of the cost of issuance of a standard owner's policy of title insurance to Buyer (the "Title Policy") attributable to the Title Policy prior to any negotiations of Buyer for deletion of or affirmative coverage over any such exceptions or for Buyer's endorsements, and Buyer shall pay all costs over and above the basic cost of the Title Policy (including any costs attributable to Buyer's negotiations, the cost of any endorsements Buyer may request and any costs associated with upgrading to an ALTA policy), as well as the cost of any title insurance premiums and charges resulting from requirements imposed by Buyer's lender, if any. If on the Closing Date, the Real Property is subject to any liens, encumbrances or title defects (other than the Permitted Exceptions) which did not arise because of a default by Seller hereunder, then Seller shall not be obligated to cure or attempt to cure such defect.

          (b) Surveys. Within five (5) business days after the Effective Date, Seller shall deliver to Buyer a copy of the most recent as-built ALTA survey of the Real Property which is in Seller's possession. If Buyer so elects, Buyer may obtain an update of such survey and cause such updated survey to be certified to Buyer and its lender at Buyer's own cost and expense.

     6. INSPECTION PERIOD, DELIVERIES AND PROCEDURES.

          (a) Definition of Inspection Period. The "Inspection Period" shall mean the period of time from the mutual execution of this Agreement until 5:00 p.m. Tucson Time on the date which is ten (10) business days after the later of (i) the Effective Date and (ii) delivery of the Seller's Deliveries (as defined below).

          (b) Seller's Deliveries. In addition to the delivery of the Preliminary Title Commitment and the existing survey as required by Paragraph 5 hereof, Seller either has previously delivered or, immediately upon the execution hereof by Buyer and Seller, will deliver, at its expense, the following items which are in the possession of Seller to Buyer ("Seller's Deliveries"):

               (i) A current rent roll describing all of the Leases as of the date of this Agreement, including a schedule of security deposits certified by Seller to the best of its knowledge and based on information provided to it by its property manager (the form of rent roll certification is attached hereto as Exhibit C);

               (ii)  Copies  of  the  most  recently   conducted   environmental
          assessments of the Property, which are in Seller's possession;

               (iii) Soils reports, environmental studies, engineering reports, surveys and flood plain information concerning the Property, which are in Seller's possession;

               (iv) Copies of all service contracts, equipment leases and maintenance contracts relating to the Property, which are in effect on the Effective Date;

               (v) Operating information for the period of time that Seller owned the Property, including information regarding the following: (a) AD VALOREM taxes both real and personal, (b) annual insurance premiums for fire, extended coverage, workmen's compensation, vandalism, and malicious mischief, general liability, rents, and other forms of insurance, (c) expenses incurred for water, electricity, natural gas and other utility charges, and (d) total rents collected from tenants, and (e) year-to-date operating information;

               (vi) A full list of all employees' compensation, management company compensation, including employee benefits, utilities and apartment compensation and bonuses and other commission compensation; and

               (vii)  All  insurance   claims  during  the  period  of  seller's
          ownership of the Property.

          (c) Inspection of Property Files. During the Inspection Period, Seller shall make the "Property Files" (as defined below) available for inspection by Buyer or its authorized agents or representatives ("Buyer's Agents"), at the offices of Seller or in the offices of Seller's property manager or on the Real Property, as applicable, during regular business hours and upon reasonable prior notice to Seller and the property manager. The Property Files shall mean the following, to the extent that the same are in the possession of Seller or its property manager: lease files, including originals and copies of leases, lease applications and credit information.

          (d) Completeness of Seller's Deliveries and the Property Files. The description of the Property Files above is not a representation that such items are in the possession of Seller or its property manager, but is only intended to be a list of the items which Buyer may inspect, if Seller or its property manager possesses the same. Seller shall cooperate with Buyer by copying such portions of the Property Files as Buyer may request upon reasonable notice to Seller. Buyer shall not remove any items from the Property Files. At all times, a representative of Seller shall be present during any inspection of the Property Files. Except as provided in: (i) Paragraph 11(a) hereof, or (ii) the rent roll to be delivered by Seller to Buyer at the Closing, and (iii) any representations contained in the Deed (the foregoing items (i), (ii) and (iii) being hereinafter collectively referred to as the "Property Representations"), Seller makes no warranty, representation or guarantee of any type or kind with respect to the accuracy or completeness of the information contained in Property Files. Except for reliance upon the representation set forth in Paragraph 11(a)(viii) hereof, any reliance by Buyer on the Property Files shall be at its sole risk.

          (e) Inspection Rights of Buyer. Subject to the rights of the tenants under the Leases, during the Inspection Period Buyer and Buyer's Agents may during regular business hours and on at least 72 hours' prior notice to Seller, have access to the Real Property for the purpose of making inspections thereof and compiling such information as Buyer deems appropriate. Any requests to inspect the Property or the Property Files shall be made to David Strong, or in his absence, to Julie Banister, both of whom are in the Denver office of Seller referred to in the notice provisions of this Agreement.

          (f) Termination Right of Buyer. If Buyer is dissatisfied with any aspect of this transaction, Buyer may terminate this Agreement by giving written notice of termination (a "Termination Notice") to Seller and the Title Company prior to the expiration of the Inspection Period. Failure by Buyer to provide a Continuation Notice pursuant to Paragraph 6(g) hereof to Seller prior to the expiration of the Inspection Period shall constitute an election by Buyer to terminate this Agreement as if Buyer had delivered a Termination Notice in accordance with this Paragraph 6(f). If this Agreement is terminated in accordance with this Paragraph 6(f), the Title Company shall deliver the Earnest Money to Buyer promptly after its receipt of a Termination Notice from Buyer.

          (g) Continuation Notice. If Buyer desires not to terminate this Agreement at the expiration of the Inspection Period, Buyer shall give written notice of such election (a "Continuation Notice") to Seller and the Title Company prior to the expiration of the Inspection Period.

          (h) Assigned Contracts. Attached hereto as Exhibit D is a list of all service contracts and other contracts and agreements which affect or relate to the Property which Seller requires that Buyer assume in connection with the closing of the Property. Assigned Contracts shall mean (i) all such contracts and agreements set forth on such Exhibit D, (ii) all contracts and agreements which constitute Permitted Exceptions, and (iii) any other contracts and agreements that Buyer and Seller agree in writing shall constitute Assigned Contracts.

          (i) Indemnification. Buyer shall pay when due all fees and expenses incurred in conducting its inspections, tests or observations. Buyer shall not unreasonably disturb or interfere with the operation, management or use of the Property by Seller, Seller's agents, or any of the tenants or their invitees or guests. Buyer shall not damage any of the Property. Buyer hereby indemnifies, defends, and holds Seller and the Property harmless from any and all costs, loss, damages or expenses, of any kind or nature (including reasonable attorneys' fees and expenses), arising out of or resulting from Buyer's exercise of its inspection rights, including without limitation, any entry and/or activities upon the Property by Buyer, Buyer's Agents, contractors, and/or subcontractors. The indemnity set forth in this Paragraph 6(i) shall survive any termination of this Agreement and the Closing.

     7. LOAN ASSUMPTION CONTINGENCY. Buyer's obligation to close this transaction is further contingent upon Buyer obtaining lender's approval to assume the Existing Loan within sixty (60) days after the Effective Date (the "Loan Assumption Period") upon the current terms of the Existing Loan (unless otherwise approved by Buyer). Within three (3) business days after Buyer's receipt of the assumption application from the current lender, Buyer shall make a complete application to the current lender for the assumption of the Existing Loan. Buyer shall be responsible for the payment of any application and/or loan assumption fees. Buyer shall provide all information reasonably requested by lender and shall use good faith efforts to secure lender's approval of the assignment of the Existing Loan on or before the expiration of the Loan Assumption Period. Any approved assumption of the Existing Loan shall provide that Seller will be completely released from all obligation under the Existing Loan. In the event Buyer does not obtain such approval on or before the expiration of the Loan Assumption Period, Buyer may terminate this Agreement and the Earnest Money shall be promptly returned to Buyer.

     8. CLOSING. The purchase and sale of the Property ("Closing") shall occur on or before ninety (90) days after Buyer's delivery of the Continuation Notice (the "Closing Date"), and shall be effected through an escrow closing conducted by the Title Company. Notwithstanding the foregoing, Buyer shall have a one-time right to extend the Closing Date by up an additional thirty (30) days upon delivery of written notice to Seller on or before seven (7) days prior to the anticipated Closing Date of Buyer's exercise of its right to extend accompanied by an additional $100,000.00, which amount shall be added to and become a part of the Deposit, provided, however, that in no event shall the actual Closing Date be later than September 30, 2000 and shall be applied to the Purchase Price at Closing or otherwise disposed of in accordance with the terms of this Agreement.

     9. TRANSACTIONS AT CLOSING. On the Closing Date:

          (a) Deliveries by Seller. Provided that Seller's conditions to Closing as specified in Paragraph 14(a) hereof have been satisfied or have been waived in writing by Seller, Seller shall deliver or cause to be delivered to Buyer the following documents (the "Conveyance Documents") duly executed by Seller and acknowledged where appropriate:

               (i)  A  Special   Warranty  Deed   conveying  the  Real  Property
          substantially in the form attached hereto as Exhibit E (the "Deed");

               (ii) A Special Warranty Bill of Sale substantially in the form attached hereto as Exhibit F (the "Bill of Sale") conveying Seller's interest in the Personal Property to Buyer;

               (iii) An Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit G (the "Assignment") pursuant to which Seller assigns the Leases and the Assigned Contracts to Buyer, and Buyer assumes the obligations of Seller under the Leases and the Assigned Contracts;

               (iv) A Certificate of non-foreign status to confirm that Buyer is not required to withhold part of the Purchase Price pursuant to
          Section 1445 of the Internal Revenue Code of 1986, as amended;

               (v) Seller's Settlement Statement;

               (vi) An update of the rent roll provided in accordance with Paragraph 6(b)(i), certified by Seller to be accurate to the best of Seller's knowledge, based solely on information provided by Seller's property manager (the form of rent roll certification is attached hereto as Exhibit C); and

               (vii) Such other documents and instruments as may be reasonably necessary and appropriate to effect the Closing of the transaction contemplated herein.

          (b) Deliveries by Buyer. Provided that Buyer's conditions to Closing as specified in Paragraph 14(b) hereof have been satisfied or have been waived in writing by Buyer, Buyer shall deliver or cause to be delivered to Seller the following items and documents duly executed by Buyer and acknowledged where appropriate:

               (i) The balance of the Purchase Price, as adjusted in accordance with the terms of this Agreement;

               (ii) The Bill of Sale;

               (iii) The Assignment;

               (iv) Buyer's Settlement Statement;

               (v) Buyer's Certificate described in Paragraph 11(b)(iv) hereof; and

               (vi) Such other documents as may be reasonably necessary and appropriate to complete the Closing of the transaction contemplated herein.

          (c) Notice to Tenants. Seller and Buyer shall execute a tenant notification letter to the Tenant (the "Tenant Notification Letter") substantially in the form of Exhibit H attached hereto, disclosing the change of ownership of the Property with the name and address of the Buyer and the Closing Date, and Buyer shall, within three (3) business days following the Closing, cause the Tenant Notification Letter to be delivered to the tenants of the Property.

     10. PRORATIONS; CLOSING ITEMS. The Purchase Price is subject to the following prorations and adjustments, to be determined as of the Closing Date:

          (a) Rents. Any rents and other income attributable to the use or occupancy of the Property during the month of Closing and actually collected on or prior to the Closing shall be prorated to the date Seller receives the Purchase Price (the "Settlement Date") in immediately available funds. After the Closing, if any such rents and other income are actually received by Buyer, all such amounts shall first be applied by Buyer to currently due rents, then to past due rents in the order such amounts became due. Buyer shall promptly deliver any such amounts owed to Seller after receipt. Buyer shall make a good faith effort to collect any such rents and other income not apportioned at the Closing for the benefit of the Seller, however, Buyer shall not be required to institute litigation in its collection efforts.

          (b) Security Deposits. Buyer shall receive a credit against the Purchase Price for the amount of any refundable security deposits actually held by Seller under the Leases on the Closing Date.

          (c) Assigned Contracts. Prepaid fees or accrued liabilities under the Assigned Contracts shall be prorated as of the Closing Date.

          (d) Real and Personal Property Taxes and Assessments.

               (i) Real property taxes and assessments for the year during which the Closing occurs shall be prorated to the Closing Date based on actual tax figures, if known, or the estimated tax figures if the actual amount is not known. If estimated tax figures are used, they shall be based on the assumption that they will equal 103% of the current year's taxes. The above proration shall be final.

               (ii) Buyer shall be solely responsible for the payment of all personal property taxes, sales and/or transfer taxes relating to the sale of the Personal Property.

               (iii) Any AD VALOREM tax on the Personal Property shall be prorated between Buyer and Seller.

               (iv) Any homeowners' association dues and assessments shall be prorated between Buyer and Seller.

          (e) Utility Expenses. At Closing, Seller and Buyer shall cause all existing accounts for utilities to be transferred to Buyer as of the Closing Date. Buyer shall be obligated to pay all utility bills for service from and after the Closing Date and Seller shall be responsible for all utility bills for service prior to the Closing Date. Any transfer fees shall be paid by Buyer.

          (f) Recording Fees. To the extent such costs are customarily allocated to the seller of real property, Seller shall pay recording fees for the Deed (including documentary stamp tax) and all costs of releasing existing liens to be released.

          (g) Escrow and Title Fees. Escrow fees and title insurance premiums shall be allocated as elsewhere set forth herein.

          (h) Attorney's Fees. Each party shall bear its own fees and expenses of counsel in connection with the negotiation and execution of this Agreement and the Closing of the purchase of the Property.

          (i) Inspection Fees. Buyer shall bear all its costs and expenses incurred in connection with its due diligence activities, inspections and investigations in connection with this Agreement.

          (j) Operating Expenses. Expenses of operating the Real Property which are not otherwise accounted for herein shall be prorated as of the Closing Date, regardless of whether or not such expenses relate to Assigned Contracts.

          (k) Other Fees and Costs. To the extent not otherwise provided for herein, Seller shall pay such other fees, costs and expenses as are customarily paid by sellers and Buyer shall pay such other fees, costs and expenses as are customarily paid by buyers of real property in the Tucson, Arizona metropolitan area.

          (l) Expenses after Closing. Buyer shall be liable for all utility, insurance and other ordinary operating expenses related to the Property which are attributable to the period on and after the Closing Date and shall indemnify Seller against its failure to pay such amounts, which indemnity shall survive the Closing. Except for those costs specifically enumerated herein to be paid by Seller, none of the fees, costs, or expenses arising from or related to this purchase and sale are to be borne by Seller.

          (m) Re-proration. If at any time within one year after the Closing Date the amount of any prorated items shall prove to have been incorrect, the party in whose favor the error was made shall pay to the other party the sum necessary to correct the error within ten (10) business days after receipt of proof of such error from the other party. Any valid bill that is received by Seller or Buyer after the Closing shall be prorated as of the Closing in accordance with the terms of the indemnification set forth herein, and each party liable therefor shall pay its pro rata share within ten (10) days after receipt of notice and evidence of the validity thereof. This Paragraph shall expressly survive the Closing hereunder. No re-prorations or adjustments shall be made more than one year after the
     Closing Date absent fraud, deceit or intentional misconduct; no re-prorations or adjustments shall be made for real property taxes (as set forth in Section 10(d)(i) above) or matters in the aggregate less than $5,000.

          (n) Seller shall pay all accrued employee and management salary, bonuses, vacation and other compensation as of Closing.

     11. REPRESENTATIONS AND WARRANTIES.

          (a) Representations and Warranties by Seller. Seller hereby represents and warrants to Buyer that the following are true and correct as of the date hereof:

               (i) Seller has legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transactions contemplated hereby, and this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary partnership actions.

               (ii) The execution of this Agreement and the documents executed pursuant hereto will not result in a breach of or constitute any default, with or without notice or passage of time, or both, under any agreement, contract, note, deed of trust or other document to which Seller is a party or by which Seller or the Property is or might be bound.

               (iii) Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended.

               (iv) To Seller's knowledge, Seller has not received written notice that any eminent domain, condemnation or similar proceeding or conveyance in lieu thereof of all or any part of the Property is contemplated.

               (v) To Seller's knowledge, Seller has not received any notices of violation of any law, rule, regulation or ordinance affecting the Property.

               (vi) To Seller's knowledge, there are no actions, suits or proceedings pending or threatened against the Property.

               (vii) To Seller's knowledge, collectively the actual Seller's Deliveries made by Seller and the Property Files to which Seller will provide Buyer access contains all material information in Seller's possession which are described in Paragraphs 6(b) and 6(c) hereof. Seller has not caused any material portion of the Property Files to be removed or destroyed. Seller has no knowledge of any material inaccuracies in any of the information contained in the Seller's Deliveries.

               (viii) Seller is not the subject of any bankruptcy proceedings.

               (ix) To Seller's knowledge, there are no physical or structural defects to the Improvements, except as disclosed to Buyer, in writing, or as set forth in any of the Seller's Deliveries.

The representations and warranties made by Seller in this Agreement shall survive the Closing Date for a period of one (1) year, and any action for a breach of any representation, warranty or covenant must be made and filed within said one (1) year period. As used herein, "Seller's knowledge" means the current, actual knowledge of David Strong, Vice President of Wellsford Residential Property Trust and the only officer/employee of Seller charged with the day-to-day operation and ownership of the Property.

          (b)  Buyer's   Representations   and  Warranties.   Buyer  represents,
     warrants, and covenants to Seller that:

               (i) Buyer has legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transactions contemplated hereby, and this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary actions.

               (ii) Buyer is a corporation duly formed and validly existing under the laws of the State of Washington.

               (iii) Buyer has not relied on any representation or warranty made by Seller or any agent or representative of Seller other than the Property Representations in connection with this Agreement or the acquisition of the Property.

               (iv) At Closing, Buyer shall deliver to Seller a certificate ("Buyer's Certificate") dated as of the Closing Date, executed by an officer of Buyer, in the form attached hereto as Exhibit I.

The representations and warranties made by Buyer in this Agreement shall survive the Closing and shall not merge thereby.

     12 "AS IS."

          (a) Buyer's Acknowledgment. Buyer acknowledges for Buyer and Buyer's successors, heirs and assignees, (i) that Buyer is being afforded a reasonable opportunity to inspect and investigate the Property, all improvements thereon and all aspects relating thereto, either independently or through agents and experts of Buyer's choosing and (ii) that Buyer is acquiring the Property based solely upon Buyer's own investigation and inspection thereof and the Property Representations, and (iii) the provisions of this Paragraph 12 shall survive Closing and shall not be merged therein. SELLER AND BUYER AGREE THAT THE PROPERTY SHALL BE SOLD AND THAT BUYER SHALL ACCEPT POSSESSION OF THE PROPERTY ON THE CLOSING DATE "AS IS, WHERE IS, WITH ALL FAULTS" WITH NO RIGHT OF SET-OFF OR REDUCTION IN THE PURCHASE PRICE, AND THAT EXCEPT AS EXPLICITLY SET FORTH IN THIS AGREEMENT SUCH SALE SHALL BE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTY OF INCOME, POTENTIAL, OPERATING EXPENSES, USES, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE (BUT SPECIFICALLY EXCLUDING THE LIMITED WARRANTY OF TITLE TO BE GIVEN IN THE DEED AND OTHER CONVEYANCE DOCUMENTS), AND SELLER DOES HEREBY DISCLAIM AND RENOUNCE ANY SUCH REPRESENTATION OR WARRANTY EXCEPT FOR THE PROPERTY REPRESENTATIONS. BUYER SPECIFICALLY ACKNOWLEDGES THAT BUYER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM SELLER, OTHER AGENTS OR BROKERS AS TO ANY MATTER CONCERNING OR RELATED TO THE PROPERTY (EXCEPT FOR THE REPRESENTATIONS EXPRESSLY SET FORTH HEREIN AND THE LIMITED WARRANTY OF TITLE SET FORTH IN THE DEED), INCLUDING WITHOUT LIMITATION: (1) THE CONDITION OR SAFETY OF THE PROPERTY OR ANY IMPROVEMENTS THEREON, INCLUDING, BUT NOT LIMITED TO, PLUMBING, SEWER, HEATING AND ELECTRICAL SYSTEMS, ROOFING, AIR CONDITIONING, IF ANY, FOUNDATIONS, SOILS AND GEOLOGY INCLUDING HAZARDOUS MATERIALS (AS HEREINAFTER DEFINED), LOT SIZE, OR SUITABILITY OF THE PROPERTY OR ITS IMPROVEMENTS FOR A PARTICULAR PURPOSE; (2) WHETHER THE APPLIANCES, IF ANY, PLUMBING OR UTILITIES ARE IN WORKING ORDER; (3) THE HABITABILITY OR
     SUITABILITY FOR OCCUPANCY OF ANY STRUCTURE AND THE QUALITY OF ITS CONSTRUCTION; (4) THE FITNESS OF ANY PERSONAL PROPERTY; (5) WHETHER THE IMPROVEMENTS ARE STRUCTURALLY SOUND, IN GOOD CONDITION, OR IN COMPLIANCE WITH APPLICABLE CITY, COUNTY, STATE OR FEDERAL STATUTES, CODES OR ORDINANCES; OR (6) MATTERS RELATED TO THE LEASES OR THE TENANTS. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT IT IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE PROPERTY, REVIEW OF THE LEASES AND INVESTIGATIONS CONCERNING THE TENANTS AND NOT UPON ANY REPRESENTATIONS MADE TO IT BY SELLER, ITS PARTNERS, OFFICERS, DIRECTORS, CONTRACTORS, MANAGERS OR EMPLOYEES NOR ANY PERSON WHOMSOEVER. ANY REPORTS, REPAIRS OR WORK REQUIRED BY BUYER ARE TO BE THE SOLE RESPONSIBILITY OF BUYER AND BUYER AGREES THAT THERE IS NO OBLIGATION ON THE PART OF SELLER TO MAKE ANY CHANGES, ALTERATIONS, OR REPAIR TO THE PROPERTY.

          (b) "Hazardous Materials" Defined. For purposes of this Agreement, the term "Hazardous Material" shall mean any substance, chemical, waste or material that is or becomes regulated by any federal, state or local governmental authority because of its toxicity, infectiousness, radioactivity, explosiveness, ignitability, corrosiveness or reactivity, including, without limitation, those substances regulated by the Hazardous Waste Laws.

          (c) Hazardous Materials. In addition to and not by way of limitation of the sale of the Property on an "AS IS" basis under this Agreement, Buyer acknowledges that Seller makes no representations or warranties whatsoever to Buyer regarding (i) the contents, completeness and/or accuracy or any environmental assessments or surveys contained in the Property Files or the ability of Buyer to rely thereon, or (ii) the presence or absence of any Hazardous Materials in, at, or under the Property. Buyer has made such studies and investigations, conducted such tests and surveys, and engaged such specialists as Buyer has deemed appropriate to evaluate fairly the Property and its risks from an environmental and Hazardous Materials standpoint.

     13 SELLER'S COVENANTS. With respect to the period between the date hereof and the Closing Date, Seller covenants as follows:

          (a) Operations Prior to Closing. Between the Effective Date and the first to occur of the Closing Date or the date of termination of this Agreement, Seller shall (i) operate and manage the Property in accordance with its customary operating procedures, (ii) perform all regularly scheduled maintenance and (iii) not cancel any maintenance contracts without Buyer's consent.

          (b) Contracts. Without Buyer's prior written consent, which consent shall not be unreasonably withheld, Seller shall not enter into any contract with respect to the Property which will survive the Closing and for which Buyer shall be liable.

          (c) Further Liens. Without Buyer's prior written consent, Seller shall not further voluntarily encumber the Property with any mortgage, lien or deed of trust which will not be removed on or before the Closing Date.

          (d) Insurance. Seller will maintain property insurance coverage on the Property in accordance with Seller's customary operating procedures.

If Buyer fails to close as a result of a breach of any of the foregoing covenants, then Buyer shall have the remedies set forth in Paragraph 17(b) hereof. No obligations under this Paragraph 13 shall survive the Closing.

     14 CONDITIONS TO CLOSING.

          (a) Seller's Conditions. The obligation of Seller to sell and convey the Property under this Agreement is subject to the satisfaction of the following conditions precedent or conditions concurrent (the satisfaction of which may be waived only in writing by Seller):

               (i) Delivery and execution by Buyer of all monies, items, and other instruments required to be delivered by Buyer to Seller;

               (ii) Buyer's warranties and representations set forth herein shall be true and correct as of the Closing Date;

               (iii) All of the actions by Buyer required by this Agreement shall have been completed; and

               (iv) There shall be no uncured default by Buyer of any of its obligations under this Agreement.

               (v) Seller shall have been completely released from the Existing Loan.

Seller shall have no duty or obligation to cause the satisfaction of any of its conditions to Closing set forth in this Paragraph 14(a).

          (b) Buyer's Conditions. The obligation of Buyer to acquire the Property under this Agreement is subject to the satisfaction of the following conditions precedent or conditions concurrent (the satisfaction of which may be waived only in writing by Buyer):

               (i) Delivery and execution by Seller of all items and other instruments to be delivered by Seller;

               (ii) Seller's warranties and representations set forth herein shall be true and correct as of the Closing Date;

               (iii) The Title Company shall be prepared to issuing the Title Policy subject only to the Permitted Exceptions;

               (iv) All of the actions by Seller required by this Agreement shall have been taken; and

               (v) There shall be no uncured default by Seller of any of its obligations under this Agreement.

               (vi) Buyer shall have assumed the Existing Loan.

Notwithstanding the foregoing, if a condition of Buyer is unsatisfied on the Closing Date because of a breach of this Agreement by Buyer, then such condition shall be deemed satisfied. Buyer shall have no duty or obligation to cause the satisfaction of any of its conditions to Closing set forth in this Paragraph 14(b).

     15 DAMAGE OR DESTRUCTION OF THE PROPERTY; CONDEMNATION.

          (a) Damage or Destruction of the Property.

               (i) If,  between the  Effective  Date and the Closing  Date,  the
          Property is "materially damaged or destroyed," Buyer may elect in writing, within fifteen (15) days after receipt of notice from Seller of such damage or destruction, accompanied by information regarding the amount and payment of insurance, to terminate this Agreement or to purchase the Property without regard to such damage or destruction. If Buyer fails to notify Seller of Buyer's election, Buyer will be deemed to have elected to proceed with the purchase of the Property. If Buyer purchases the Property, Seller shall have no obligation to repair any such damage or destruction, nor shall the Purchase Price be adjusted. "Materially damaged or destroyed" shall mean damage or destruction the repair or replacement of which would exceed $100,000, as determined by a licensed general contractor approved by Buyer and Seller. If prior to the Closing Date, the Property sustains nonmaterial damage, Seller shall assign its rights to insurance proceeds as provided for in Paragraph 15(a)(iii) hereof. In addition, Seller shall deliver to Buyer an amount equal to the deductible attributable to such casualty.

               (ii) If Buyer elects to terminate this Agreement in accordance with Paragraph 15(a)(i), Buyer shall notify Seller of such election in writing, this Agreement shall be of no further force and effect, subject to Paragraph 17(c), and the Earnest Money shall be returned to Buyer.

               (iii) If Buyer elects or is required to purchase the Property despite such damage or destruction, Seller shall assign its rights to and Buyer shall be entitled to receive any insurance proceeds to which Seller is entitled or shall credit against the Purchase Price any insurance proceeds actually received by Seller prior to the Closing with respect to such casualty. In addition, Seller shall deliver to Buyer an amount equal to the deductible attributable to such casualty.

          (b) Condemnation. If prior to Closing all or a "material part of the Property" is subject to a proposed taking by any public authority, Seller shall promptly notify Buyer of such proposed taking and Buyer may terminate this Agreement by notice to Seller within five (5) days after written notice thereof. If Buyer so elects, this Agreement shall be of no further force and effect. If Buyer does not so terminate this Agreement, or if the taking is not as to a material part of the Property, Buyer shall accept all of the Property subject to the taking without a reduction in the Purchase Price and shall receive at Closing an assignment of all of Seller's rights to any condemnation award or if an award was previously received, the amount of such award. For the purposes of this paragraph, a taking of a "material part of the Property" would be a taking that reduces the market value of the Property by in excess of $500,000 or would materially impair the ability of the owner of the project to manage it as a multi-family project. If Buyer and Seller cannot agree on whether a taking was of a "material part of the Property," they shall jointly retain a disinterested MAI appraiser with experience in valuing multi-family projects in the Tucson, Arizona metropolitan area for the purpose of making such determination. Such appraiser's determination shall be final and binding on Buyer and Seller. If the determination of whether a taking of a "material part of the Property" has occurred is not determined by the Closing Date, then Seller shall have the right to extend the Closing Date for a period not to exceed thirty
     (30) days to enable such determination to be made by an appraiser in the manner specified in this Paragraph.

          (c) Repairs. If the Property is damaged prior to the Closing Date and such damage creates in Seller's judgment the need for immediate repair, Seller shall be entitled to commence such repairs, and choose the contractor and method of repair in a timely manner. Casualty proceeds, if any, paid as a result of damage requiring immediate repair shall be used in paying the cost of such repairs, and notwithstanding anything to the contrary herein, shall not be credited against the Purchase Price.

     16 COMMISSIONS, EXPENSES AND CREDITS. Buyer and Seller represent and warrant to each other that no real estate broker or agent has been authorized to act on either party's behalf, except that Buyer has engaged Thayer Residential ("Buyer's Broker") as its exclusive broker and Seller has engaged Hendricks and Partners ("Seller's Broker") as its exclusive Broker. Seller shall be solely responsible for the payment of a fee of 1.00% of the gross sales price (the "Commission") to Buyer's Broker payable only if and when Seller receives the Purchase Price at Closing. Seller shall also be solely responsible for the payment of any fees due to Seller's Broker pursuant to separate agreement between Seller and Seller's Broker. Buyer hereby indemnifies Seller and holds Seller harmless from any and all demands or claims which now or hereafter may be asserted against Seller for any brokerage fees, commissions or similar types of compensation which may be claimed by Buyer's Broker or any other broker which was engaged or which claims to have been engaged by Buyer and all expenses and costs in handling or defending any such demand or claim. Seller hereby indemnifies Buyer and holds Buyer harmless from any and all demands or claims which now or hereafter may be asserted against Buyer for any brokerage fees, commissions or similar types of compensation which may be claimed by any broker (excluding Buyer's Broker) which was engaged or which claims to have been engaged by Seller and all expenses and costs in handling or defending any such demand or claim.

     17 REMEDIES.

          (a) Seller's Remedies.

               (i) If Buyer defaults in its obligation to purchase the Property, then Buyer shall automatically and immediately forfeit the Earnest Money, and the Title Company shall deliver the Earnest Money to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. The Earnest Money is liquidated damages and recourse to the Earnest Money is Seller's sole and exclusive remedy for Buyer's failure to perform its obligation to purchase the Property. Seller expressly waives the remedies of specific performance and additional damages for such default by Buyer. SELLER AND BUYER ACKNOWLEDGE THAT SELLER'S DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE EARNEST MONEY IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES RESULTING FROM A DEFAULT BY BUYER IN ITS OBLIGATION TO PURCHASE THE PROPERTY. SELLER AND BUYER FURTHER AGREE THAT THIS PARAGRAPH 17(a)i) IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLER, AND SHALL BE SELLER'S

          EXCLUSIVE REMEDY AGAINST BUYER, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY BUYER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

               (ii) In the event of Buyer's continuing default after Closing in any of its covenants in this Agreement which survive Closing or any documents delivered by Buyer at Closing, and such default continues for more than thirty (30) days after written notice of such default from Seller, Seller shall be entitled to pursue any remedies available at law or in equity.

          (b) Buyer's Remedies.

                    (i)  If  Seller  defaults  in its  obligation  to  sell  the
               Property as required by this Agreement, at Buyer's election, either (A) this Agreement shall terminate, and all payments and things of value, including the Earnest Money, provided by Buyer hereunder shall be returned to Buyer and Buyer may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Earnest Money), its direct and actual out-of-pocket expenses and costs in connection with Buyer's due diligence activities related to the Property, together with legal and accounting fees incurred in Buyer's syndication, which damages shall not exceed $100,000.00 in any event, or (B) Buyer may seek specific performance of this agreement (but not damages). SELLER AND BUYER FURTHER AGREE THAT THIS PARAGRAPH 17(b)(i) IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE BUYER AND THE REMEDIES AVAILABLE TO BUYER, AND SHALL BE BUYER'S EXCLUSIVE REMEDY AGAINST SELLER, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY SELLER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. UNDER NO CIRCUMSTANCES MAY BUYER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH BUYER SPECIFICALLY WAIVES, FROM SELLER FOR ANY BREACH BY SELLER OF ITS OBLIGATIONS UNDER THIS AGREEMENT. BUYER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST THE PROPERTY UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS AGREEMENT AND HAS FILED AN ACTION SEEKING SUCH REMEDY.

                    (ii) In the  event  of  Seller's  continuing  default  after
               Closing in any of its covenants in this Agreement which survive Closing or any documents delivered by Seller at Closing, and such default continues for more than thirty (30) days after either written notice of such default from Buyer, Buyer shall be entitled to pursue its actual and direct damages as limited above or to sue for specific performance as Buyer's sole and exclusive remedy for such default.

          (c) Provisions Applicable to Buyer and Seller. Notwithstanding anything to the contrary herein, in the event of any litigation arising out of this Agreement, the court shall award to the prevailing party all reasonable costs and expenses of litigation, including attorneys' fees, courts costs, expert witness fees and other costs. The limitation on remedies set forth elsewhere in this

     Paragraph 17 shall not apply to limit the rights of a prevailing party under this Paragraph 17(c). The provisions of this Paragraph 17 shall survive Closing or termination of this Agreement.

     18 NOTICES. All notices, requests or demands to a party hereunder shall be in writing and shall be effective (a) when delivered personally, (b) when received by overnight courier service or facsimile telecommunication (provided that a copy of such notice, request or demand is deposited into the United States mail within one (1) business day of the facsimile transmission), or (c) three (3) days after being deposited into the United States mail (sent certified or registered, return receipt requested), in each case addressed as follows (or to such other address as Buyer or Seller may designate in writing in accordance with this Paragraph 18):

                  If to Seller:
                  -------------

                  Wellsford Sonterra LLC
                  1623 Blake Street, Suite 270
                  Denver, Colorado  80202
                  Attention: David Strong
                  Telecopy No. (303) 534-4396
                  Confirmation No. (303) 534-4398

                  With a copy to:
                  ---------------

                  Howard J. Pollack, Esq.
                  Brownstein Hyatt & Farber, P.C.
                  410 17th Street, 22nd Floor
                  Denver, Colorado 80202
                  Telecopy No.: (303) 223-1111
                  Confirmation No.: (303) 223-1100

                  If to Buyer:
                  ------------

                  Thayer Residential
                  4550 177th Avenue, S.E.
                  Bellevue, Washington  98006
                  Attention:  Bruce Thayer
                  Telecopy No. (     )
                                -----  -----------------
                  Confirmation No. (      )
                                    ------  ---------------

                  With a copy to:

                  Matthew Straight, Esq.
                  Oseran, Hahn, Spring & Watts, P.S.
                  850 Skyline Tower
                  10900 Northeast 4th Street
                  Bellevue, Washington 98004
                  Telecopy No.: (425) 462-7114
                  Confirmation No.: (425) 455-3900

     19 MISCELLANEOUS.

          (a) No Waiver. No waiver by any party of the performance or satisfaction of any covenant or condition shall be valid unless in writing and shall not be considered to be a waiver by such party of any other covenant or condition hereunder.

          (b) Entire Agreement. This Agreement contains the entire agreement between the parties regarding the Property and supersedes any and all prior agreements, whether written or oral, between the parties regarding the same subject. This Agreement may only be modified in writing.

          (c) Survival. Except for (i) the representations and indemnity obligations of Buyer and Seller under this Agreement, (ii) the post-closing obligations of Buyer and Seller under this Agreement, and (iii) as otherwise specifically provided in this Agreement, none of the agreements, warranties and representations contained herein shall survive Closing.

          (d) Successors. Subject to Paragraph 19(e) hereof, this Agreement shall bind and inure to the benefit of the parties hereto and to their respective legal representatives, successors and permitted assigns.

          (e) Binding Effect; Assignment. Buyer shall not have any right to assign, transfer or encumber its rights under this Agreement without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion, except that Buyer shall have the right to assign this Agreement to an entity managed by a limited liability company wholly-owned by Bruce Thayer and created for the purpose of this transaction. Any assignment permitted under this Agreement shall not relieve Buyer from any liability it has under this Agreement. Buyer represents, warrants and certifies to Seller that Buyer has not assigned, transferred or encumbered or agreed to assign, transfer or encumber, directly or indirectly, all or any portion of its rights or obligations under this Agreement.

          (f) Relationship of the Parties. The parties acknowledge that neither party is an agent for the other party, and that neither party shall or can bind or enter into agreements for the other party.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without reference to principles of conflicts of law.

          (h) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

          (i) Possession; Risk of Loss. Seller shall deliver to Buyer possession of the Property on the Closing Date, subject to the Leases and the matters set forth in the Approved Title Commitment. All risk of loss or damage with respect to the Property shall pass from Seller to Buyer on the Closing Date.

          (j) Review by Counsel. The parties acknowledge that each party and its counsel have reviewed and approved this Agreement, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

          (k) Return of Documents. Upon termination of this Agreement for any reason by either party, Buyer shall have the obligation to return to Seller all documents and copies thereof and any other information or documentation prepared by any third party in conjunction with the Buyer's inspection of the Property.

          (l) Exhibits. The Exhibits attached hereto form a part of this Agreement and are incorporated herein by this reference.

          (m) No Recording. The provisions hereof shall not constitute a lien on the Property and this Agreement shall not be placed or suffered to be placed by Buyer for recording with the office of the recorder (clerk) for the county in which the Property is located. Buyer hereby appoints Seller as Buyer's true and lawful attorney-in-fact, coupled with an interest, for the purposes of the execution of such documents and doing such acts as shall be necessary to effect the discharge of the recording of this Agreement if such recording shall have been accomplished in violation of this Paragraph. Recordation of this Agreement or any memorandum hereof by Buyer or its agents shall constitute a breach of this Agreement and shall entitle Seller at its option to terminate this Agreement and to pursue its remedies resulting from such breach.

          (n) Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one agreement. This Agreement shall only be effective if a counterpart is signed by both Seller and Buyer.

          (o) Time of Essence. Time is of the essence in the performance of all obligations under this Agreement.

          (p) Confidentiality. Subject to the last sentence of this Paragraph, the parties hereto agree that neither party shall make an announcement of the transaction contemplated herein to third parties without the prior written consent of the other party hereto. Subject to the last sentence of this Paragraph and except as required by court order or by operation of law, the contents of this Agreement and of all information in the Property Files shall remain confidential and shall only be disclosed to those third parties necessary to facilitate the consummation of the transaction contemplated hereby.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

 SELLER:

 WELLSFORD SONTERRA LLC,
 an Arizona limited liability company

 By:      WELLSFORD  REAL  PROPERTIES,  INC., a Maryland  corporation,
          Its Manager

 By:      /s/ David M. Strong
          -----------------------------------------------------
          Name: David M. Strong
          Title: Vice President

 BUYER:

 THAYER RESIDENTIAL, INC.
 a Washington Corporation

 By:      /s/ Bruce Thayer
          -----------------------------------------------------
          Name: Bruce Thayer
          Title: President

                                    EXHIBIT A
                                LEGAL DESCRIPTION

Blocks 19, 21, 22, 23 of the Resubdivision of Williams Centre, Pima County, Arizona, according to the plat of record in the office of the Pima County Recorder in Book 39 of Maps at Page 28.

                                    EXHIBIT B

                                PERSONAL PROPERTY

                                    EXHIBIT C

                             RENT ROLL CERTIFICATION


     The  undersigned  hereby  certifies to  ___________________________________
that, to the best of the undersigned's knowledge and based on information provided to it by its property manager, attached hereto and incorporated herein by this reference is an accurate current rent roll for Sonterra at Williams Centre Apartments, which describes all of the Leases as of the date of this Certification, including a schedule of security deposits.

     This Certification shall survive for a period of one year from the date hereof, and any action for a breach hereof must be made and filed within said one-year period. As used herein, "undersigned's knowledge" means the current, actual knowledge of David Strong, Vice President of Wellsford Real Properties, Inc the only employee/officer of Seller charged with the day-to-day operation and ownership of the Property.

     EXECUTED this _______ day of _________________, 2000.


   WELLSFORD SONTERRA LLC,
   an Arizona limited liability company

   By:      WELLSFORD REAL PROPERTIES, INC.
             a Maryland corporation, Its Manager

   By:
            -----------------------------------------------------
            Name:
            Title:

                                    EXHIBIT D

                               ASSIGNED CONTRACTS

1 The following service contracts and other contracts and agreements which affect or relate to the Property which Seller requires that Buyer assume in connection with the closing of the Property:

                                [TO BE INSERTED]

2    All contracts and agreements which constitute Permitted Exceptions.

3    Any other contracts and agreements that Buyer and Seller agree in writing.

WHEN RECORDED RETURN TO:
[Buyer's address]


                                    EXHIBIT E

                              SPECIAL WARRANTY DEED

     Wellsford Sonterra LLC, an Arizona limited liability company, ("Grantor"), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid by ____________________________________ (hereinafter _____ called _____ "Grantee"),
_____     whose     _____      mailing      _____      address      _____     is
________________________________________________                      Attention:
__________________________, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, SELL, CONVEY, ASSIGN and DELIVER to Grantee the real property situated in Pima County, Arizona, described in Exhibit "A" attached hereto and made a part hereof (hereinafter called the "Real Property") together with all improvements, fixtures and appurtenances affixed thereto (hereinafter called the "Improvements") (all of the foregoing hereinafter called the "Property"), subject to general real estate taxes on the Property for the current year and all encumbrances and all other matters of record and such additional matters as would be disclosed by an accurate survey of the Property or a visual inspection thereof (all of the foregoing hereinafter called the "Permitted Encumbrances").

     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anyways belonging unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself and its successors and assigns to warrant and forever defend all and singular the Property unto Grantee, its successors and assigns against every person whomsoever lawfully claiming, or to claim the same, or any part thereof by, through or under Grantor, but not otherwise, subject however, to the Permitted Encumbrances.

     Current ad valorem taxes on the Property having been prorated, Grantee hereby assumes the payment thereof.

     IN WITNESS WHEREOF, this Special Warranty Deed is executed by Grantor as of the date set forth in the acknowledgment to be effective the _______ day of ______________, 2000.

       GRANTOR:

       WELLSFORD SONTERRA LLC,
       an Arizona limited liability company

       By:      WELLSFORD REAL PROPERTIES, INC.,
                 a Maryland corporation, Its Manager

       By:
                -----------------------------------------------------
                Name:
                Title:



STATE OF                                    )
         ---------------------------
                                            )
COUNTY OF                           )
          -----------------

     This instrument was acknowledged before me on this ____ day of ______________, 2000, by _______________, the _____________ of Wellsford Real
Properties, Inc., as sole manager of Wellsford Sonterra LLC, an Arizona limited liability company.

     WITNESS my hand and official seal.

     My commission expires:


                 -----------------------------------
                 Notary Public

                                    EXHIBIT A
                            TO SPECIAL WARRANTY DEED

                                LEGAL DESCRIPTION

                                    EXHIBIT B
                            TO SPECIAL WARRANTY DEED

                             PERMITTED ENCUMBRANCES

                                    EXHIBIT F

                          SPECIAL WARRANTY BILL OF SALE

     Wellsford Sonterra LLC, an Arizona limited liability company ("Grantor"), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good an valuable consideration in hand paid by __________________________________ ("Grantee") the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, SELL, CONVEY, ASSIGN and DELIVER to Grantee all right, title and interest of Assignor in the following property, excluding without limitation any personal property owned by the tenants of the real property more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Real Property") and the property manager of the Property (all of the following being hereinafter collectively referred to as the "Personal Property"):

          (a) All fixtures, equipment, appliances, and other items of personal property owned by Assignor and attached to or located on the Real Property; and

          (b) All assignable or transferable intangible property used in connection with the Real Property, including (A) any guaranties and warranties pertaining to the Real Property, (B) all rights to obtain utility service in connection with the Real Property, (C) assignable licenses and other governmental permits and permissions relating to the Real Property, and (D) any assignable interest in the trade name "Sonterra at Williams Centre Apartments."

     Attached hereto as Exhibit B and incorporated herein by this reference is a list of the tangible personal property for Sonterra at Williams Centre Apartments.

     TO HAVE AND TO HOLD the Personal Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself and its successors and assigns to warrant and forever defend all and singular the Personal Property unto Grantee, its successors and assigns against every person whomsoever lawfully claiming, or to claim the same, or any part thereof by, through or under Grantor, but not otherwise, subject however, to the permitted encumbrances described in Exhibit C attached hereto and made a part hereof and any other matters of record.

     GRANTOR HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO THE HABITABILITY, MERCHANTABILITY, SUITABILITY OR FITNESS FOR PARTICULAR USE OF THE PERSONAL PROPERTY OR ANY COMPONENT THEREOF, IN ANY RESPECT WHATSOEVER OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF GRANTEE, OR, EXCEPT FOR THE WARRANTIES EXPRESSLY CONTAINED HEREIN, ANY OTHER REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND AND CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT THERETO; AND THE

PERSONAL PROPERTY IS SOLD, TRANSFERRED AND ASSIGNED TO GRANTEE "AS IS" AND "WHERE IS."

     IN WITNESS WHEREOF, this Bill of Sale and Assignment is executed by Grantor the ___ day of ___________, 2000.

      GRANTOR:

      WELLSFORD SONTERRA LLC,
      an Arizona limited liability company

      By:      WELLSFORD REAL PROPERTIES, INC.,
               a Maryland corporation, Its Manager

      By:
               -----------------------------------------------------
               Name:
               Title:



STATE OF                                    )
         ---------------------------
                                            )
COUNTY OF                           )
          -----------------


     This instrument was acknowledged before me on this ____ day of ______________, 2000, by _______________________ as ____________ of Wellsford
Real Properties, Inc., the sole manager of Wellsford Sonterra LLC, an Arizona limited liability company.

         WITNESS my hand and official seal.

         My commission expires:


                                -----------------------------------
                                Notary Public

                                    EXHIBIT A
                        TO SPECIAL WARRANTY BILL OF SALE

                                LEGAL DESCRIPTION

                                    EXHIBIT B
                        TO SPECIAL WARRANTY BILL OF SALE

                                PERSONAL PROPERTY

                                    EXHIBIT C
                        TO SPECIAL WARRANTY BILL OF SALE

                             PERMITTED ENCUMBRANCES

                                    EXHIBIT G

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     Wellsford Sonterra LLC, an Arizona limited liability company, ("Assignor"), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid by __________________________________ ("Assignee"), the receipt and sufficiency of which are hereby acknowledged, does hereby assign to Assignee, all of Assignor's right, title and interest in and to the following:

          1 All tenant leases (the "Tenant Leases") affecting or related to the real property more particularly described on Exhibit A attached hereto and made a part hereof (the "Property"), including, but not limited to, those Tenant Leases described on Exhibit "B" attached hereto and made a part hereof; and

          2 Those service contracts and other contracts affecting or relating to the Property more particularly described on Exhibit B attached hereto and made a part hereof (the "Assigned Contracts").

     Assignee hereby accepts the foregoing assignment and hereby assumes the obligations, liabilities and responsibilities of Assignor under and agrees to be bound by the terms and provisions of the Tenant Leases and the Assigned Contracts, including, without limitation, all obligations of the landlord under the Tenant Leases relating to security deposits. Assignor shall remain liable for the payment of any amounts due with respect to the Tenant Leases and the Assigned Contracts relating to the period prior to the date hereof.

     If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation or mandatory arbitration including, without limitation, reasonable attorneys' fees.

     This Assignment shall be binding on and inure to the benefit of the parties hereto, their successors and assigns.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment on the dates set forth below.

           ASSIGNOR:

           WELLSFORD SONTERRA LLC,
           an Arizona limited liability company

           By:      WELLSFORD REAL PROPERTIES, INC.,
                    a Maryland corporation, Its Manager

           By:
                    -----------------------------------------------------
                    Name:
                    Title:


           ASSIGNEE:


           a
             ---------------------------------------------------



           By:
                    -----------------------------------------------------
                    Name:
                    Title:
                    Date:

                                    EXHIBIT A
                     TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                                LEGAL DESCRIPTION

                                    EXHIBIT B
                     TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                       TENANT LEASES AND SECURITY DEPOSITS

                                    EXHIBIT C
                     TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                               ASSIGNED CONTRACTS

                                    EXHIBIT H


                               ------------------
                                     (Date)



To Tenants of Sonterra at Williams Centre Apartments

Ladies and Gentlemen:

     This is to advise you that, effective this date, Sonterra at Williams Centre Apartments has been sold to ___________________________ ("Buyer").

     Effective immediately, please make all rent checks payable to _________________ and make all rental payments to _______________. Any security deposit you made at the time of signing your lease has also been transferred to Buyer, and Buyer is solely responsible for returning any security deposit to which you are entitled at the termination of your lease.

     Please contact _________________ at _____________ if you have any questions regarding this transfer.

              Very truly yours,

              WELLSFORD SONTERRA LLC,
              an Arizona limited liability company

              By:      WELLSFORD REAL PROPERTIES, INC.,
                       a Maryland corporation, Its Manager

              By:
                       -----------------------------------------------------
                       Name:
                       Title:


                                                                   ,
              a
                ---------------------------------------------------


              By:
                       -----------------------------------------------------
                       Name:
                       Title:

                                    EXHIBIT I

                               BUYER'S CERTIFICATE

     In connection with the closing of the purchase and sale transaction contemplated by that certain Purchase and Sale Agreement dated _______________, 2000 (the "Agreement"), executed by and between Wellsford Sonterra LLC and ______________________________ ("Buyer"), hereby represents and warrants to and for the benefit of Seller, its successors and assigns, that Buyer has had full and complete access to the Property and the Property Files in order to inspect same and has satisfied itself as to all aspects of the Property, including, without limitation, its physical, environmental and financial condition.

     Terms not otherwise defined herein shall have the meanings ascribed in the Agreement.

     EXECUTED this ______ day of ___________, 2000.


                a
                  ---------------------------------------------------


                By:
                         -----------------------------------------------------
                         Name:
                         Title:


STATE OF __________________         )
                                            )  ss.
County of _________________         )

     The foregoing instrument was acknowledged before me this ____ day of ______________, 2000, by __________________________________ as
_______________________________      of     ____________________________,      a
__________________________________ .

     WITNESS my hand and official seal.

     My commission expires:


                              -----------------------------------
                              Notary Public